Employee Benefit Plan	12 Months Ended
Mar. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plan	Employee Benefit Plan
In the United States, the Company sponsors a defined contribution plan, the James Hardie Retirement and Profit Sharing Plan (the “401(k) Plan”) which is a tax-qualified retirement and savings plan covering all US employees, including the Senior Executive Officers, subject to certain eligibility requirements. In addition, the Company matches employee's contributions dollar for dollar up to a maximum of the first 6% of an employee’s eligible compensation.
For the fiscal years ended 31 March 2021, 2020 and 2019, the Company made matching contributions of US$11.1 million, US$11.1 million and US$10.6 million, respectively.
In January 2021, the Company established a deferred compensation plan for its executives whereby the plan assets are held in a rabbi trust. The deferred compensation is funded to the rabbi trust which holds investments directed by the participants and are accounted for as held for sale. The Company will match up to a maximum of the first 6% of an employee's eligible compensation that would not be eligible in the 401(k) Plan due to internal revenue service contribution limits so long as the participant defers eligible compensation to the deferred compensation plan. As of 31 March 2021, the assets held in trust and related deferred compensation liability recorded in the accompanying consolidated balance sheets are immaterial.